Exhibit 99.1

FOR IMMEDIATE RELEASE

PARKWAY ANNOUNCES SPECIAL MEETING OF

STOCKHOLDERS

ORLANDO, FLORIDA – June 1, 2012 – Parkway Properties, Inc. (NYSE:PKY) (the “Company”) announced today that the Company will hold a Special Meeting of its Stockholders (the “Special Meeting”) on Tuesday, July 31, 2012, at 2:00 p.m. Eastern Time, on the 26th floor at the Buckhead Club, 3344 Peachtree Road NE, Atlanta, Georgia 30326. The record date for determination of stockholders entitled to vote at the meeting has been set as the close of business on Wednesday, June 13, 2012.

On May 3, 2012, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with TPG VI Pantera Holdings, L.P. (“TPG Pantera” or the “Investor”). Pursuant to the Securities Purchase Agreement, the Company agreed to sell to the Investor for an aggregate purchase price of $200 million (i) 4,300,000 shares of the Company’s common stock, par value $0.001 per share, and (ii) 13,477,778 shares of the Company’s newly authorized Series E Convertible Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”). The closing of this proposed investment (the “Investment”) is expected to occur before the end of the second quarter. The closing is subject to satisfaction of certain customary closing conditions, including obtaining certain third-party consents.

At the Special Meeting, holders of shares of the Company’s common stock (other than TPG Pantera) will be asked to consider and vote on a proposal to approve certain rights in connection with the Investment, in accordance with New York Stock Exchange rules and regulations (collectively, the “Equity Investment Rights Proposal”). In addition, holders of shares of the Company’s common stock will be asked to consider and vote on a proposal to approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of capital stock in order to have additional capital stock available for future general corporate purposes (the “Authorized Stock Increase Proposal”).

BANK OF AMERICA CENTER 390 N. ORANGE AVE. SUITE 2400 ORLANDO, FL 32801 PHONE (407) 650-0593 www.pky.com	About Parkway Properties
Parkway Properties, Inc., a member of the S&P Small Cap 600 Index, is a self-administered real estate investment trust specializing in the ownership of quality office properties in higher growth submarkets in the Sunbelt region of the United States. Parkway owns or has an interest in 43 office properties located in 10 states with an aggregate of approximately 10.0 million square feet of leasable space at May 3, 2012. Fee-based real estate services are offered through wholly-owned subsidiaries of the Company, which in total manage and/or lease approximately 12.5 million square feet for third-party owners at May 3, 2012.

Parkway Properties, Inc.’s press releases and additional information about the Company are available on the Company's website at www.pky.com.

Forward Looking Statement

Certain statements in this release that are not in the present or past tense or discuss the Company’s expectations (including the use of the words anticipate, believe, forecast, intends, expects, project, or similar expressions) are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current belief as to the outcome and timing of future events. Examples of forward-looking statements include projected net operating income, cap rates, internal rates of return, future dividend payment rates, forecasts of FFO accretion, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, including the Investment, and descriptions relating to these expectations. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets; the demand for and market acceptance of the Company’s properties for rental purposes; the amount and growth of the Company’s expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions in those areas where the Company owns properties; risks associated with joint venture partners; the risks associated with the ownership and development of real property; the failure of the Investment to close; the failure to acquire or sell properties as and when anticipated; termination of property management contracts; the bankruptcy or insolvency of companies for which the Company provides property management services or the sale of these properties; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions; and other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in the forward-looking statements. Any forward looking statements speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. The Company does not undertake to update forward-looking statements except as may be required by law.

Additional Information About the Investment and Where to Find It

This communication is being made in respect of, among other things, the Investment involving the Company and TPG Pantera. In connection with the Investment, the Company will file with the Securities and Exchange Commission a proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its stockholders when it becomes available. STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT (AND OTHER RELEVANT MATERIALS) REGARDING THE SPECIAL MEETING CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AND BEFORE MAKING ANY VOTING DECISION, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING. Stockholders and investors will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by the Company regarding Parkway Properties, Inc., without charge, at the Securities and Exchange Commission's website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Parkway Properties, Inc., 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801, Attention: Investor Relations.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies from the Company’s stockholders regarding the Equity Investment Rights Proposal and the Authorized Stock Increase Proposal. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission on March 12, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 5, 2012. Additional information regarding the interests of such individuals in the matters to be considered at the Special Meeting will be included in the proxy statement when it is filed with the Securities and Exchange Commission. These documents may be obtained free of charge from the Securities and Exchange Commission's website at www.sec.gov and the Company’s website at www.pky.com.

Contact:

Thomas E. Blalock

Vice President of Investor Relations

(407) 650-0593